SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) PROSPECTUS
DATED APRIL 29, 1996
Effective July 18, 1996, Fidelity Select Consumer Products Portfolio changed its name to Fidelity Select Consumer Industries Portfolio.
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Paul Antico is manager of Industrial Equipment, which he has managed since March 1996. Mr. Antico joined Fidelity as a research analyst in 1991, after receiving a B.S. from the Massachusetts Institute of Technology.
John Avery is manager of Chemicals and Regional Banks, which he has managed since July 1995 and September 1996, respectively. Previously, he was a research analyst. Prior to joining Fidelity in 1995, Mr. Avery was an analyst for Putnam Investments from 1993 to 1994, and an investment banking associate for Alex Brown & Sons from 1986 to 1991.
S   tephen Binder is manager of Natural Gas, which he has managed since
November 1996. Previously, he managed other Fidelity funds. Mr. Binder
joined Fidelity in     1989 as an analyst.
Minerva Butler is manager of Developing Communications, which she has managed since August 1996. Since joining Fidelity in 1995, she has worked as an analyst. Prior to joining Fidelity, Ms. Butler earned an MBA from Stanford University in 1995. Before that, she was an internal audit supervisor for US West, Inc., from 1989 to 1992.
Douglas Chase is manager of Automotive and Industrial Materials, which he has managed since May 1996 and November 1994, respectively. Previously, he was an analyst. Prior to joining Fidelity in 1993, Mr. Chase was a consultant for Stanford Resources from 1988 to 1991. He received his MBA from the University of Michigan in 1993.
Katherine Collins is manager of Consumer Industries and Leisure, which she has managed since September 1996 and February 1996, respectively. She also manages other Fidelity funds. Since joining Fidelity in 1990, Ms. Collins has worked as an analyst and manager.
Stephen DuFour is manager of Transportation and Energy, which he has managed since December 1994 and October 1996, respectively. He also manages several other Fidelity funds. Previously, Mr. DuFour worked as an analyst. Prior to joining Fidelity in 1992, Mr. DuFour earned an MBA from the University of Chicago.
   Adam Hetnarski is manager of Technology, which he has managed since March 1996. He also manages other Fidelity funds. Previously, he was an analyst. Mr. Hetnarski joined Fidelity in 1991.
Andy Kaplan is manager of Electronics, which he has managed since August 1996. Previously, he was an analyst from 1995 to 1996. Before that, Mr. Kaplan was an equity analyst for T. Rowe Price in 1994, and the Associate Director of Consulting at Edward S. Gordon Company from 1988 to 1993. He joined Fidelity in 1995.
   Daniel Pickering is manager of Energy Service and Food and Agriculture, which he has managed since December 1994 and October 1996, respectively. Previously, he managed other Fidelity funds. Mr. Pickering first joined Fidelity in 1993 as an intern; he was hired as an analyst in 1994. Prior to joining Fidelity, Mr. Pickering worked as an engineer and analyst for ARCO Alaska from 1988 through 1992.
Lawrence Rakers is manager of Precious Metals and Minerals, Paper and Forest Products, and American Gold, which he has managed since July 1996, February 1996, and July 1995, respectively. Mr. Rakers joined Fidelity in 1993. Prior to that, he was a project engineer for Loral Corporation from 1986 to 1993.
Kevin Richardson is manager of Air Transportation, which he has managed since May 1996. He joined Fidelity in 1994 as an analyst, after receiving his MBA from the University of North Carolina at Chapel Hill. Previously, he was an equity analyst with Kidder, Peabody & Company.
William Rubin is manager of Defense and Aerospace and Home Finance, which he has managed since December 1994 and October 1996, respectively. Mr. Rubin joined Fidelity in 1994 as an analyst, after receiving his MBA from Harvard Business School. Previously, he was an analyst for VLSI Technologies from 1990 to 1992.
   Louis Salemy is manager of Brokerage and Investment Management and Financial Services, which he has managed since December 1995 and December 1994, respectively. He also manages other Fidelity funds and previously, managed other Select Portfolios. He joined Fidelity as a research analyst in 1992. Before joining Fidelity, Mr. Salemy was a security analyst for Loomis, Sayles and Company from 1989-1992.
Peter Saperstone is manager of Construction and Housing, which he has managed since August 1996. Previously, he was an equity analyst. Prior to joining Fidelity in August 1995, Mr. Saperstone was an equity research analyst at Gabelli & Company, Inc., from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Nick Thakore is manager of Telecommunications, which he has managed since July 1996. Previously, he was an equity analyst. Mr. Thakore joined Fidelity in 1993 after receiving an MBA from The Wharton School at the University of Pennsylvania. Prior to that, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.
Jason Weiner is manager of Computers, which he has managed since March 1996. Previously, he managed several other Fidelity funds. Mr. Weiner joined Fidelity in 1991 as an analyst.
   Deborah Wheeler is manager of Medical Delivery, which she has managed since November 1996. Previously, she managed other Fidelity funds. Ms. Wheeler joined Fidelity in 1986 as an analyst.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page P-42.
    CASH MANAGEMENT.    A fund may invest in money market securities, in a
pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTION: The money market fund does not currently intend to invest in a money market fund.
The following information replaces Waiver #2 on page P-56.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
SUPPLEMENT TO THE FIDELITY SELECT PORTFOLIOS(registered trademark) STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 29, 1996
The following information replaces the similar information found on page 3.
     (i) In order to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits by Subchapter M.
  (xi) Each fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information supplements that found on page 3.
     Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50 % of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
The following information replaces the similar information found on page 5.
     (ix) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces the similar information in the "Additional Purchase and Redemption Information" section found on page 41. The sales charge will not apply:
     3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account;